UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Incorporated by reference from Item 8.01 of this Currenet Report on Form 8-K.

Section 5 – Corporate Governance and Management Item

5.01 Changes in Control of Registrant.

Incorporated by reference from Item 8.01 of this Currenet Report on Form 8-K.

Section 8 - Other Events

Item 8.01 Other Events

In connection with that certain Senior Secured Redeemable Convertible Debenture dated December 3, 2018, and the related transaction documents between a third-party institutional investor (the “Investor”) and Gopher Protocol Inc. (the “Company”) (collectively, the “Debenture”) and related correspondence (the “TA Letter”) with the Company’s former transfer agent, as accepted by the Company’s current transfer agent (the “Transfer Agent”), the Investor advised the Transfer Agent, on or about May 17, 2019, “[p]ursuant to section (c) of the first paragraph of the attached irrevocable instruction letter, Investor hereby requests that, in addition to the current shares reserved for Investor, all remaining authorized but unissued and unreserved shares be reserved for Investor” (the “Reservation”). Further, the Investor submitted a “Delivery Notice,” dated May 17, 2019, that was received by the Company’s Transfer Agent in respect of the Investor’s request for the issuance of 21,638,095 (the Delivery Notice was for 31,137,366 shares, less 9,499,271 previously issued) shares of the Company’s common stock (the “Referenced 31,137,366 Shares”).

As previously disclosed, as of May 22, 2019, the Company’s common stock is no longer quoted on the OTCQB® Venture Market, but rather on the Pink® Open Market. Accordingly, because the Securities and Exchange Commission does not view the Pink® Open Market as a market on which secondary sales may be made pursuant to Registration Statements on Form S-3 and the related 424(B)(2) Prospectuses, resales by the Investor of the Company’s common stock resulting from its conversion of the Company’s economic obligations to it under the Debenture must be accomplished pursuant to the exemption from registration provided by Rule 144.

Because the Investor’s requested Reservation demonstrates a certain control over the Company’s finances and operations, the Company believes that the Investor has become an “affiliate” of the Company, as that term is defined in Rule 144(a)(1). Further, the issuance of the Referenced 31,137,366 Shares to the Investor resulted in the Investor owning in excess of 10% of the currently issued and outstanding shares of the Company’s common stock, an additional reason by virtue of which the Company believes Investor has become an “affiliate” of the Company.

The Transfer Agent believes that, in accordance with terms of the TA Letter, it may be required to (i) accede to the Investor’s Reservation notice and (ii) issue the Referenced 31,137,366 Shares of common stock, although the Company believes that neither the TA Letter nor the Debenture provides any legal basis for either such action. Nevertheless, the Company, under protest, permitted the Transfer Agent to (i) accede to the Investor’s Reservation notice and (ii) issue the Referenced 31,137,366 Shares of common stock in restricted book entry format. The Company expects that it will initiate dispute resolution proceedings against the Investor in connection with (i) the Investor’s Reservation notice and (ii) the issuance of the Referenced 31,137,366 Shares of common stock.

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Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 24, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: May 24, 2019

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